SHARES                                                                   SHARES
                                   MULTIMEDIA
                         [LOGO]
                               ACCESS CORPORATION


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 625444 10 4
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT














is the Owner of


 FULLY-PAID AND NONASSESABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE, OF

                         MULTIMEDIA ACCESS CORPORATION
                                  [WATERMARK]

transferrable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation as amended, and the By-laws of the Corporation, as amended (copies of which are on File at the office of the Transfer Agent) to all of which the holder of this Certificate by acceptance hereof assents this Certificate is not valid unless countersigned and registered by the Transfer Agent and the Registrant.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated


                                      Seal




               Secretary                               Chief Executive Officer

================================================================================
COUNTERSIGNED AND REGISTERED,

          CONTINENTAL STOCK TRANSFER & TRUST COMPANY

BY                                                TRANSFER AGENT
                                                       AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

                         MULTIMEDIA ACCESS CORPORATION

     The Corporation will furnish upon request and without charge to each shareholder the powers, designations, preferences and relative, participating, optional and other special right of each class of stock and series within a class of stock of the Corporation as well as the qualifiacations, limitations and restrictions relating to those preferences and/or rights. A shareholder may make the request to the Corporation or to its Transfer Agent and Registrar.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM    --  as tennants in common         UNIGIFT MIN ACT  -- __________________ Custodian _________________
TEN ENT    --  as tennants by the entireties                          [Cust]                     [Minor]
JT ENT     --  as joint tennats  with  right                               under the Uniform Gifts to Minors
               of survivorship and  not   as                                Act ________________________
               tennants in common                                                     [State]


                     Additional abbreviations may also be used though not in the above list.


          For value received, _____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[____________________________________]__________________________________________


________________________________________________________________________________
 Please print or tye the name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocable constitute and appoint ________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________________________


                                        ________________________________________
                                                       SIGNATURE


          Signature Guaranteed By:

__________________________________________

__________________________________________
          Banker or Member Firm
            of Stock Exchange

NOTE: The above signature must correspond with the name as written upon the face of this Warrant in every particular without alteration or enlargement or any change whatever.